IDEX Mutual Funds
IDEX Janus Capital Appreciation

Supplement dated February 1, 2002 to Prospectus dated March 1, 2001, as supplemented
March 5, 2001, March 22, 2001, March 28, 2001,
May 14, 2001, August 30, 2001,
September 27, 2001, October 5, 2001, November 15,
2001, December 12, 2001, and December 31, 2001



The following paragraph replaces the paragraph under the heading "IDEX Janus Capital Appreciation" on Page 72.

Jonathan Coleman has managed this fund since
February 1, 2002. He joined Janus in 1994. Mr. Coleman served as co-manager of Janus Venture Fund from 1997-2000 and, most recently, assisted with the management of Janus Fund.






























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